Fourth Quarter 2025 Earnings Presentation

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by the Trump administration's approach to tariffs and trade, acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 26, 2026.

3 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $418.8 Million Market Cap $3.9 Billion Total Assets 3.84% Dividend Yield 15.25% Total Bancorp RBC BMRC AT A GLANCE O P T I O N 2 Data as of 12/31/25 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Fourth Quarter 2025 Overview (1) See Reconciliation of Non-GAAP Financial Measures in the Appendix Highlights • Newly funded loans were $106.5MM in Q4 (highest since Q4 2015) compared to $69.0MM in Q3; loans increased 5.84% annualized • Non-accrual and classified loans to total loans at year-to-date low for 2025 • Completed repositioning of HTM securities portfolio (see complete details in release): a) sold $593.2MM HTM (pre-tax loss $69.5MM) b) redeployed proceeds into securities at 4.26% c) replenished capital ratios through issuance of $45MM subordinated debt at 6.75% • Tax-equivalent net interest margin increased 24bps to 3.32% from 3.08%, driven by the repositioning of securities in mid-Q4 • Deposits increased 3.90% annualized; cost of deposits decreased 10bps to 1.19% Key Operating Trends • 31% improvement in sequential quarter pre-tax pre-provision net income on a non-GAAP basis • Tax-equivalent yield on interest-earning assets increased 18bps in Q4 over Q3 to 4.45% mainly due to higher yields on investment securities, loan growth and recovered non-accrual interest • Spot rate on deposits at 12/31/25 of 1.17% (interest-bearing 2.08%) declined from the 9/30/25 spot rate of 1.25% (interest-bearing 2.18%) • Book value per share was $24.51 and tangible book value per share1 was $19.87 Capital • Bancorp total risk-based capital remained strong at 15.25% • Bancorp TCE / TA of 8.35% at 12/31/25 Deposits and Liquidity • Non-interest bearing deposits remained a strong 43.7% of total deposits • Immediately available net funding of $2.148B, representing 204% coverage of estimated uninsured deposits Credit Quality • Allowance for credit loss provision of $300M in Q4, primarily due to loan growth and a modest deterioration in the economic forecast • Provision for unfunded commitments of $185M due to growth in commitments, largely associated with new relationships • Non-accrual loans decreased to 1.27% of total loans from 1.51% in the prior quarter • Classified loans decreased to 1.51% of total loans in Q4 from 2.36% in Q3 mainly due to upgrades of two commercial loans and one commercial real estate loan totaling $12.8MM and payoffs totaling $4.4MM.

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 24bps due primarily to higher securities yields and higher interest earning assets, largely due to the effects of the 4Q'25 securities repositioning • The Bank continues making strategic pricing adjustments dropping the cost of deposits by 10bps to 1.19% • 4Q'25 non-maturity interest-bearing deposit modeling assumptions use average betas of 46% for rising rates (no lag) and 34% for falling rates (no lag) • Our cycle-to-date non-maturity interest-bearing deposit beta was 36% as of 4Q'25 Net Interest Margin Drivers 3.08% 0.03% 0.19% (0.03)% 0.09% (0.04)% 3.32% 3Q'25 Loans Securities Cash Deposits Sub- ordinated notes 4Q'25 Net Interest Margin Linked-Quarter Change 2.29% 2.27% 2.25% 2.24% 2.24% 2.25% 2.23% 2.22% 2.27% 2.17% 2.09% 2.08% 4.33% 4.33% 4.33% 4.33% 4.33% 4.33% 4.33% 4.33% 4.22% 4.09% 3.88% 3.72% IB Deposits Fed Funds 1/25 2/25 3/25 4/25 5/25 6/25 7/25 8/25 9/25 10/25 11/25 12/25 Avg. Monthly Cost of IB Deposits vs. Fed Funds Immediate Change in Interest Rates (in bps) Est. Change in NII, as % in Year 1 in Year 2 Up 400bp 3.8% 15.6 % Up 300bp 3.2% 12.3 % Up 200bp 2.2% 8.5 % Up 100bp 1.3% 4.7 % Rates Unch. — % — % Down 100bp -2.0% -4.2 % Down 200bp -4.7% -9.1 % Down 300bp -6.9% -13.9 % Down 400bp -7.8% -16.4% *Please see our 10-Q’s and 10-K’s for more information regarding these simulations. Net Interest Income Simulation Q4'25

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 12/31/25 • We maintained high capital levels and are in a position of strength • Total risk-based capital of 15.3% • Tangible common equity ratio of 8.4% • During 4Q'25 we issued $45 million of subordinated notes to replenish capital ratios that were impacted by the securities losses incurred as a result of the repositioning of our balance sheet * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 12.7% 12.7% 13.9% 8.5% 8.6% 12.3% 12.3% 15.3% 8.3% 8.4% Well Capitalized Threshold Bank of Marin Bank of Marin Bancorp Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $2.1 Billion in Net Availability • Immediately available contingent funding represented 204% of estimated uninsured and/or uncollateralized deposits at December 31, 2025 • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience Liquidity & Uninsured Deposits ($ in millions) 2.0x Coverage Ratio At December 31, 2025 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 206.6 N/A $ 206.6 Unencumbered Securities 489.6 N/A 489.6 External Sources FHLB line of credit 967.2 — 967.2 FRB line of credit 344.7 — 344.7 Lines of credit at correspondent banks 140.0 — 140.0 Total Liquidity $ 2,148.1 $ — $ 2,148.1 1 Excludes cash items in transit Note: Off-balance sheet one-way sell deposits totaling $51.2 million available through third-party networks are not included above. $2,148.1 $1,052.1 Liquidity Est. Uninsured and/or Uncollateralized Deposits

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Bank of Marin ranked #1 on the west coast and #4 nationwide in 2025 by S&P Global Market Intelligence for best deposit franchise among banks with total assets between $3 billion and $10 billion • Deposit mix continues to favor a high percentage of non-interest bearing deposits totaling 43.7%, highlighting our relationship banking model • Total cost of deposits was 1.19% (interest-bearing 2.12%) for 4Q'25 and 1.29% (interest-bearing 2.24%) for the prior quarter • Spot rate was 1.17% (interest-bearing 2.08%) as of December 31, 2025, compared to 1.25% (interest-bearing 2.18%) as of September 30, 2025 • The Bank continued strategic pricing adjustments with limited rate related outflows Total Deposit Mix at 4Q'25Total Deposits ($ in millions) $2,504 $3,808 $3,574 $3,290 $3,220 $3,416 $1,538 $2,201 $2,127 $1,667 $1,598 $1,672 $869 $1,457 $1,328 $1,372 $1,379 $1,538$97 $150 $119 $251 $243 $206 Transaction Savings & MMDA Time 2020 2021 2022 2023 2024 2025 Non-Interest Bearing 43.7% IB DDA 5.3% Savings 6.8% Money Market 38.2% Time 6.0% $3.42B

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 45% of new accounts consisted of new relationships to the Bank by count • 65% of new accounts were non-interest bearing by count • Average weighted cost for all new interest bearing accounts at 1.90% • Reciprocal deposit network program (expanded FDIC insurance products) utilization increased by $11.9 million New Accounts Mix (by count) 4Q'25Granular Deposit Account Composition Existing Relationships - New $ 19% Account Migration 36% New Relationships 45% 989 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 955,993 $ 331,557 $ 1,287,550 # of Accounts 14,527 17,389 31,916 Avg Balance Per Account $ 66 $ 19 $ 40 Business Account Balances $ 965,833 $ 1,149,237 $ 2,115,070 # of Accounts 3,858 11,114 14,972 Avg Balance Per Account $ 250 $ 103 $ 141 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $12.9 million Deposit Accounts Mix - Consumer vs Business 4Q'25

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan originations peaked in Q4 with $106.5 million funded (highest quarter since 2015 excluding PPP loans) • Notable pipeline growth and diversification from key hires, compensation program enhancements, and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $2.089 $2.256 $2.093 $2.074 $2.083 $2.121 4.15% 4.23% 4.29% 4.65% 4.83% 4.99% Non-PPP Loans SBA PPP Loans Average Annual TE Yield on Loans 2020 2021 2022 2023 2024 2025 Total Loans ($ in billions) 1Includes American River Bank loans acquired in 3Q21 1

11 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 12/31/25 - No material changes from 3Q'25 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 88% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 89% of loans (90% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE totals $2.4 million • Construction loans represent a small portion of the overall portfolio OO-CRE 15% C&I 8% Consumer 13% Construction 1% NOO-CRE 63% 4Q'25 Total Loans $2.1B Office 27% Mixed Use 7% Retail 18% Warehouse & Industrial 13% Multi-Family 18% Other 17% 4Q'25 Total NOO-CRE Loans $1.4B

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 *Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 12/31/25 - No material changes from 3Q'25 Average Balance: $1.8MM Largest Balance: $13.4MM Total # of Loans: 141 Wtd. Avg. LTV*: 60% Average Balance: $2.1MM Largest Balance: $14.2MM Total # of Loans: 87 Wtd. Avg. LTV*: 48% Average Balance: $1.9MM Largest Balance: $21.1MM Total # of Loans: 125 Wtd. Avg. LTV*: 62% San Francisco 3% Alameda 6% Sacramento 20% Napa 16% Other Bay Area 17% Other 6% Marin 16% Sonoma 16% San Francisco 9%Alameda 14% Sacramento 26% Napa 7% Other Bay Area 7% Other 4% Marin 8% Sonoma 25% San Francisco 19% Alameda 22% Sacramento 17% Napa 5% Other Bay Area 4% Other 8% Marin 9% Sonoma 16% Retail 4Q'25 Warehouse & Industrial 4Q'25 Multifamily 4Q'25 $251MM $180MM $240MM

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $371 million in credit exposure spread across our lending footprint comprised of 150 loans • $2.5 million average loan balance – largest loan at $15.5 million • 61% weighted average loan-to-value and 1.65x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 3% of total loan portfolio and 4% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 12/31/25 - No material changes from 3Q'25 San Francisco 16% Alameda 8% Sacramento 5% Napa 8% Other Bay Area 18%Other 4% Marin 24% Sonoma 17% $371MM City of S.F. NOO CRE Office Portfolio Total Balance: $58.6 million Average Loan Bal: $4.9 million Number of Loans: 12 loans Wtd. Average LTV*: 64% Wtd. Average DCR: 1.39x Average Occupancy: 82% 11 of the 12 loans are secured by low rise buildings and one loan is secured by a 10 story building

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 12/31/25 Owner-Occupied CRE Portfolio As of 12/31/25 - No material changes from 3Q'25 Retail 7% School 14% 1-4 Residential 2% Wine 10% Church 5% Gas/Auto 9% Health Club 3% Mixed Use 3% Other 4% Office 19% Industrial 24% Napa 17% Sacramento 21% San Francisco 5% Sonoma 8% Other 14% Alameda 14% Marin 21% OO CRE by County 4Q'25 Average Balance: $1.1MM Largest Loan: $14.4MM Wtd. Avg. LTV*: 46% Total Balance: $311.1MM Total Loans: 278 OO CRE by Type 4Q'25 $311MM $311MM Napa 20% Sacramento 23% San Francisco 19% Sonoma 7% Other 3% Alameda 6% Marin 22% Average Balance: $0.7MM Largest Loan: $7.0MM Wtd. Avg. LTV*: 55% Total Balance: $58.7MM Total Loans: 82 OO CRE Office Portfolio by County 4Q'25 $59MM

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans. and balances as of 12/31/25 Figures exclude two loans totaling $1.0 million that, for purposes of LTV, were moved to OO CRE Construction Portfolio Concentrations As of 12/31/25 Construction by Type 4Q'25 Construction by County 4Q'25 Multi-Family 21% 1-4 Residential 79% San Francisco 42% Napa 36% Other Bay Area 1% Marin 21% Average Balance: $2.0MM Largest Loan: $3.0MM Wtd. Avg. LTV*: 57% Total Balance: $14.1MM Unfunded Commitments: $11.8MM Total Loans: 7 $14M $14MM

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Allowance for credit losses to total loans of 1.42% down slightly from the prior quarter • Consistent, robust credit culture and underwriting principles support strong asset quality • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in 4Q'23 and 1Q'25 charge-offs included $406 and $809 thousand charged to the allowance due to the sales of acquired loans Non-accrual Loans / Total Loans Quarterly Progression 1.63% 1.59% 1.57% 1.51% 1.27% 4Q24 1Q25 2Q25 3Q25 4Q25 Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.02% 0.00% 0.00% 2021 2022 2023 2024 Q4 25 0.00% 0.25% 0.50% 0.75% 1.00%

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2027 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2027 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB A HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current Treasury Constant Maturity rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2026 30 $104.5MM $97.5MM 4.82% 1.25x 2027 23 $70.4MM $68.4MM 4.57% 1.35x TOTAL 53 $174.9MM $165.9MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2026 24 $55.7MM $55.7MM 3.99% 1.51x 2027 16 $40.8MM $40.8MM 3.75% 1.44x TOTAL 40 $96.5MM $96.5MM *Commitments, outstanding balances and weighted average rates as of 12/31/25

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at 12/31/2025 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Floating & Variable Rate at Floor Floating & Variable Rate at Ceiling Fixed Rate C&I $56.0 $18.3 $29.0 $31.0 $24.5 $1.1 $159.9 $45.4 $1.8 $26.6 $0.0 $86.1 Real estate: Owner-occupied CRE $12.8 $12.5 $49.9 $63.4 $164.9 $6.7 $310.2 $0.0 $37.9 $90.2 $0.0 $182.1 Non-owner occupied CRE $46.3 $75.4 $262.8 $452.2 $525.1 $4.5 $1,366.3 $5.1 $151.3 $343.5 $0.0 $866.4 Construction $12.6 $2.5 $0.0 $0.0 $0.0 $0.0 $15.1 $5.9 $0.0 $2.6 $0.0 $6.6 Home equity $98.8 $0.0 $0.0 $0.0 $0.4 $0.0 $99.2 $98.8 $0.0 $0.0 $0.0 $0.4 Other residential $0.6 $10.6 $1.0 $0.3 $0.9 $97.2 $110.6 $0.0 $12.4 $85.4 $0.0 $12.8 Installment & other consumer $1.8 $1.8 $6.4 $2.7 $46.7 $0.1 $59.5 $1.1 $7.7 $9.1 $0.0 $41.6 Total $228.9 $121.1 $349.1 $549.6 $762.5 $109.6 $2,120.9 $156.3 $211.1 $557.4 $0.0 $1,196.0 % of Total 11% 6% 16% 26% 36% 5% 100% 7% 10% 26% — % 56 % Weighted Average Rate 7.08% 4.89% 5.04% 5.09% 4.59% 4.55% 5.11% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not include prepayment assumptions. Investment Securities2 * at 12/31/2025 2 With prepayment assumptions applied Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $71.0 $210.0 $449.0 $418.0 $299.0 $121.0 $1,568.0 % of Total 4% 13% 29% 27% 19% 8% 100%

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent 2 Related tax benefit calculated using blended statutory rate of 29.5636% High-Quality Securities Portfolio Generates Cash Flow Data as of 12/31/25 AFS Securities Portfolio Agency MBS 44% Agency CMO (Fixed) 13% Agency CMO (Variable) 3%Agency CMBS (Fixed) 23% Agency CMBS (Variable) 11% Debentures of government agencies 2% Municipal Bonds 4% ($ in millions at Fair Value) $1.328B Average Yield1 — 4.13% Approx. Effective Duration — 2.95 Unrealized Losses, net (pre tax) — $26.1 million Unrealized Losses, net (after tax2) — $18.4 million TCE Bancorp — 8.4%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands; unaudited) Three months ended Year ended Pre-tax, pre-provision net income December 31, 2025 September 30, 2025 December 31, 2025 December 31, 2024 (Loss) income before (benefit from) provision for income taxes $ (57,375) $ 9,610 $ (52,483) $ (13,835) Provision for credit losses on loans 300 — 375 5,550 Provision for (reversal of) credit losses on unfunded loan commitments 185 — 185 (233) Pre-tax, pre-provision net (loss) income (GAAP) (56,890) 9,610 (51,923) (8,518) Adjustments: Losses on sale of investment securities from portfolio repositioning 69,466 — 88,202 32,541 Comparable pre-tax, pre-provision net income (non-GAAP) $ 12,576 $ 9,610 $ 36,279 $ 24,023

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Three months ended Year ended Net (loss) income December 31, 2025 September 30, 2025 December 31, 2025 December 31, 2024 Net (loss) income (GAAP) $ (39,541) $ 7,526 $ (35,674) $ (8,409) Adjustments: Losses on sale of investment securities from portfolio repositioning 69,466 — 88,202 32,541 Related income tax benefit1 (20,534) — (26,073) (9,619) Adjustments, net of taxes 48,932 — 62,129 22,922 Comparable net income (non-GAAP) $ 9,391 $ 7,526 $ 26,455 $ 14,513 Diluted (loss) earnings per share Weighted average diluted shares 15,898 15,934 15,942 16,042 Diluted (loss) earnings per share (GAAP) $ (2.49) $ 0.47 $ (2.24) $ (0.52) Comparable diluted earnings per share (non-GAAP) $ 0.59 $ 0.47 $ 1.66 $ 0.90 Return on average assets Average assets $ 3,926,118 $ 3,828,876 $ 3,805,821 $ 3,773,882 Return on average assets (GAAP) (4.00) % 0.78% (0.94) % (0.22) % Comparable return on average assets (non-GAAP) 0.95% 0.78% 0.70% 0.38 % Return on average equity Average stockholders' equity $ 435,660 $ 439,950 $ 435,660 $ 435,070 Return on average equity (GAAP) (36.54) % 6.79% (8.19) % (1.93) % Comparable return on average equity (non-GAAP) 8.74% 6.79% 6.07% 3.34 % Efficiency ratio Non-interest expense $ 21,423 $ 21,328 $ 85,505 $ 81,818 Net interest income 31,181 28,193 110,232 94,660 Non-interest income (GAAP) (66,648) 2,745 (76,650) (21,360) Losses on sale of investment securities from portfolio repositioning 69,466 — 88,202 32,541 Non-interest income (non-GAAP) $ 2,818 $ 2,745 $ 11,552 $ 11,181 Efficiency ratio (GAAP) (60.40) % 68.94% 254.62% 112.62 % Comparable efficiency ratio (non-GAAP) 63.01% 68.94% 70.21% 77.30% 1Related income tax benefit calculated using blended statutory rate of 29.5636%

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Dave Bonaccorso EVP, Chief Financial Officer (415) 884-4758 davebonaccorso@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com